UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

Analog Devices, Inc.

(Exact name of Registrant as Specified in its Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way, Wilmington, MA	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 935-5565

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 6, 2022, Analog Devices, Inc. (the “Company”) announced the expiration and final results of its previously announced (i) offer to exchange (the “Exchange Offer”) any and all outstanding 3.450% Senior Notes due 2027 (the “Maxim Notes”) issued by Maxim Integrated Products, Inc., a wholly-owned subsidiary of the Company (“Maxim”), for up to $500,000,000 aggregate principal amount of new notes to be issued by the Company and cash and (ii) solicitation of consents (the “Consent Solicitation”) to adopt certain proposed amendments (the “Amendments”) that would eliminate substantially all restrictive covenants and certain events of default and other provisions in the indenture governing the Maxim Notes, commenced on September 8, 2022. The Exchange Offer and the Consent Solicitation expired at 11:59 p.m., New York City time, on October 5, 2022 (the “Expiration Date”).

The Exchange Offer and the Consent Solicitation were made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated September 8, 2022 in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are being made only to such persons and in such jurisdictions as are permitted under applicable law. As of the Expiration Date, all conditions to each of the Exchange Offer and the Consent Solicitation were satisfied. The settlement of the Exchange Offer and the Consent Solicitation is expected to occur on October 7, 2022 (the “Settlement Date”).

On September 21, 2022, the requisite number of consents were received to adopt the Amendments with respect to the Maxim Notes. The Amendments will become operative only upon the Settlement Date.

A copy of the Company’s press release announcing the expiration and final results of the Exchange Offer and the Consent Solicitation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release, dated October 6, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2022	ANALOG DEVICES, INC.

	By:	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Executive Vice President, Finance and Chief Financial Officer